EATON VANCE MULTISECTOR INCOME FUND

Supplement to Prospectus dated March 1, 2019

Effective June 24, 2019:

1.  The following replaces “Portfolio Managers.” under “Fund Summary”:

Portfolio Managers.

Kelley G. Baccei, Vice President of Eaton Vance, has managed the Fund since June 2019.

Justin H. Bourgette, Vice President of Eaton Vance, has managed the Fund since June 2019.

John Redding, Vice President of Eaton Vance, has managed the Fund since June 2019.

2.  The following replaces the fifth paragraph under “Management and Organization”:

Kelley G. Baccei, Justin H. Bourgette and John Redding are the Fund’s portfolio managers. Ms. Baccei and Messrs. Bourgette and Redding are each a Vice President of Eaton Vance and have been employed by Eaton Vance for more than five years.

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EATON VANCE MULTISECTOR INCOME FUND

Supplement to Statement of Additional Information dated March 1, 2019

Effective June 24, 2019, the following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley G. Baccei*
Registered Investment Companies	7	$5,603.6	0	$0
Other Pooled Investment Vehicles	1	$166.6	0	$0
Other Accounts	0	$0	0	$0
Justin H. Bourgette*
Registered Investment Companies	4	$704.8	0	$0
Other Pooled Investment Vehicles	1	$27.9	0	$0
Other Accounts	10	$479.0	0	$0
John Redding*
Registered Investment Companies	2	$454.0	0	$0
Other Pooled Investment Vehicles	2	$76.2	0	$0
Other Accounts	0	$0	0	$0
* As of May 31, 2019

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund*	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Kelley G. Baccei	None	$500,001 - $1,000,000
Justin H. Bourgette	None	$100,001 - $500,000
John Redding	None	Over $1,000,000
* As of May 31, 2019

June 21, 2019